Supplement to

Calvert Variable Series, Inc.
Ameritas Index 500 Portfolio

Prospectus and Statement of Additional Information dated April 30, 2006
Date of Supplement: March 16, 2007

On March 8, 2007, the Board of Directors of Calvert Variable Series, Inc., of which the Ameritas Index 500 Portfolio is a series, approved a sub-advisory agreement between Calvert Asset Management Company, Inc. (as the investment advisor) and Summit Investment Partners, Inc. (Summit) for the management of the Portfolio. Thus, effective April 30, 2007, the Ameritas Index 500 Portfolio will be sub-advised by Summit. Summit is a wholly-owned subsidiary of The Union Central Life Insurance Company, which is an indirect subsidiary of UNIFI Mutual Holding Company.

Due to the affiliation between the Advisor (a subsidiary of Calvert Group, Ltd., which is a subsidiary of UNIFI Mutual Holding Company) and Summit, this change in sub-advisor is subject to shareholder approval. A filing is being made with the Securities and Exchange Commission detailing this change and will be sent to shareholders on or about May 1, 2007.

Further information about this new sub-adviser will be provided in the April 30, 2007 annual update of the Portfolio's Prospectus and Statement of Additional Information.